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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                              December 10, 1996


       Aames Capital Corporation on behalf of Aames Mortgage Trust 1996-D
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            (Exact Name of Registrant as Specified in its Charter)



         California                         333-10185                            95-4438859
----------------------------              -------------                      -------------------
(State of Incorporation)                  (Commission                        (I.R.S. Employer
                                          File Number)                       Identification No.)


  3731 Wilshire Boulevard                                                  90010
   Los Angeles, California                                          ------------------
-----------------------------                                            (Zip Code)
    (Address of Principal
      Executive Offices)

     Registrant's telephone number, including area code:  (213) 351-6100


                                  No Change
              --------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events.(1)

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Greenwich Capital Markets, Inc., as representative of the several underwriters (collectively, the "Underwriters"), in respect of the Aames Mortgage Trust 1996-D Mortgage Pass-Through Certificates, Series 1996-D, Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-1E, Class A-1F, Class A-1G and Class A-2 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated December 11, 1996, and a Prospectus, to be dated December 11, 1996 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-10185) (the "Registration Statement").

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.







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(1) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.


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         Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                          99.1          Computational Materials





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AAMES CAPITAL CORPORATION


                           By: /s/ Mark E. Elbaum
                               ------------------------------
                               Mark E. Elbaum
                               Senior Vice President -- Finance



Dated:  December 12, 1996





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                                 Exhibit Index



Exhibit
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
99.1     Computational Materials of the Underwriters*


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   * Filed under cover of Form SE pursuant to a Continuing Hardship Exemption





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